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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                   CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

          THIS CONVERTIBLE DEBENTURE PURCHASE AGREEMENT (the "Agreement") is made as of October 11, 1996 between THE RIGHT START, INC., a California corporation (the "Company"), and STRATEGIC ASSOCIATES, L.P., a limited partnership organized under the laws of the State of Delaware (the "Purchaser").

          WHEREAS, the Company wishes to sell to Purchaser, and Purchaser wishes to purchase from the Company, the Company's Convertible Debenture;

          NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties hereby agree as follows:


                                   ARTICLE I

                 AUTHORIZATION, PURCHASE AND SALE OF DEBENTURE

          1.01  Authorization of the Debenture. The Company has authorized the
                ------------------------------
issuance and sale to Purchaser of the Company's Convertible Debenture in the original principal amount of One Hundred Fifty Eight Thousand Dollars ($158,000), which is convertible into 26,333.33 shares of the Company's Common Stock, no par value (the "Common Stock"). Such Convertible Debenture shall be substantially in the form set forth as Exhibit 1.01 hereto (the "Debenture").

          1.02  Authorization of the Debenture Shares.  The Company has
                -------------------------------------
authorized and reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Debenture. (The shares of Common Stock issuable upon conversion of the Debenture are referred to as the "Debenture Shares.")

          1.03.  Purchase and Sale of Debenture.
                 ------------------------------

          (a)  The Closing.  The Company agrees to issue and sell to Purchaser,
               -----------
and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, Purchaser agrees to purchase, the Debenture for the purchase price (the "Purchase Price") of One Hundred Fifty Eight Thousand Dollars ($158,000). Such purchase and sale shall take place at a closing (the "Closing") to be held by exchange of documents on October 11, 1996 at 12:00 noon Eastern Time, or on such other date and at such time as may be mutually agreed, at the offices of Milbank, Tweed, Hadley & McCloy in Los Angeles, California. At the Closing, the Company will issue to Purchaser the Debenture. At the Closing, Purchaser will deliver to the
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Company, by wire transfer of immediately available funds to an account designated by the Company by written notice to Purchaser, the Purchase Price.

          (b)  Use of Proceeds.  The Company agrees to use the full proceeds
               ---------------
form the sale of the Debenture to pay down or retire existing debt of the Company, for store openings and acquisitions, and for working capital purposes.

                                  ARTICLE II

                        CERTAIN TERMS OF THE DEBENTURE

          2.01  Certain Terms of the Debenture. All principal, interest and any
                ------------------------------
other amounts outstanding under the Debenture shall be due and payable in full on May 31, 2002. No payment of principal (except upon acceleration of maturity pursuant to the terms of this Agreement or the Debenture) shall be required (or permitted) prior to May 31, 2002. The Debenture shall bear interest at an annual rate of eight percent (8.0%). Accrued and unpaid interest shall be due and payable quarterly in arrears on February 28, May 31, August 31, and November 31 of each year until maturity. The Debenture shall not be prepaid except as set forth in the Debenture. Payments of principal and interest on the Debenture shall be made directly by wire transfer to an account designated by Purchaser by written notice to the Company or by check duly mailed or delivered to Purchaser at its address set forth in Section 8.04. The Debenture shall be convertible at any time into 26,333.33 shares of Common Stock, subject to adjustment for stock splits, combinations and similar transactions. The Debenture initially shall have a conversion price of $6.00 per share of Common Stock, subject to adjustment in certain circumstances.

          2.02  Replacement of Debenture.  Upon receipt of evidence satisfactory
                ------------------------
to the Company of the loss, theft, destruction or mutilation of any Debenture and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Debenture, the Company will issue a new Debenture, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Debenture; provided, however, if any Debenture of which Purchaser, its nominee, or any of its partners, officers or principals is the registered holder is lost, stolen or destroyed, the affidavit of such principal or general partner or any principal or corporate officer of such holder setting forth the circumstances with respect to such loss, theft or destruction, together with an agreement to indemnify the Company with respect thereto shall be accepted as satisfactory evidence thereof, and no bond or other security shall be required as a condition to the execution and delivery by the Company of a new Debenture in replacement of such lost, stolen or destroyed Debenture.

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          2.03  Registration, etc.  The Company shall maintain at its principal
                -----------------
office a register with respect to the Debenture and shall record therein the name(s) and address(es) of the respective registered holder(s) thereof, to which notices are to be sent and the address(es) to which payments are to be made as designated by the registered holder if other than the address of such holder, and the particulars of all transfers, exchanges and replacements of the Debenture. The Company shall record on such register any and all transfers of the Debenture by or for the registered holder or such holder's executors or administrators or their duly appointed attorney, in form reasonably satisfactory to the Company, in order to maintain an accurate record of the holder(s) thereof. Each Debenture issued hereunder, whether originally or upon transfer, exchange or replacement, shall be registered on the date of execution thereof by the Company. The registered holder of a Debenture issued hereunder shall be that individual, corporation, partnership, joint venture, trust or unincorporated organization or other entity (a "Person") in whose name the Debenture has been so registered by the Company. A registered holder shall be deemed the owner of a Debenture for all purposes of this Agreement and, subject to the provisions hereof, shall be entitled to all of the benefits thereof and rights thereunder free from all equities or rights of setoff or counterclaim between the Company and the transferor of such registered holder or any previous registered holder of such Debenture.


                                  ARTICLE III

                     CONDITIONS TO PURCHASER'S OBLIGATION

          The obligation of Purchaser to purchase and pay for the Debenture at the Closing is subject to the following conditions:

          3.01  Representations and Warranties.  Each of the representations and
                ------------------------------
warranties of the Company set forth in Article IV hereof shall have been true and correct when made and shall be true and correct on the date of the Closing as if made on the date of the Closing.

          3.02  Registration Rights Agreement.  The Company and Purchaser shall
                -----------------------------
have entered into the Registration Rights Agreement substantially in the form set forth as Exhibit 3.02 hereto.

          3.03  Performance.  The Company shall have performed and complied
                -----------
with all covenants and agreements contained herein and received any and all consents, approvals or waivers necessary in order to complete the transactions required to be performed or complied with by it or prior to or at the Closing Date.

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          3.04  All Proceedings to be Satisfactory.  All corporate and other
                ----------------------------------
proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to Purchaser, and Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it reasonably may request.

          3.05  Documentation at Closing.  Purchaser shall have received prior
                ------------------------
to or at the Closing all of the following, each in form and substance satisfactory to Purchaser:

                (a) A certified copy of all charter documents of the Company; a certified copy of the resolutions of the Board of Directors and, to the extent required, the stockholders of the Company, evidencing approval of this Agreement, the Debenture, and other matters contemplated hereby; a certified copy of the By-laws of the Company; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement, and the Debenture.

                (b) A favorable opinion of counsel for the Company, as to matters set forth in Exhibit 3.05(b), and as to such other matters as Purchaser may reasonably request, all in scope, form and substance reasonably satisfactory to Purchaser.

                (c) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers authorized to sign this Agreement, the Debenture and the other documents or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers. Purchaser may rely conclusively on such certificates until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Company canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

                (d) A certificate from a duly authorized officer of the Company stating that (i) the representations and warranties contained in Article IV hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby were true and correct when made and are true and correct on the date of the Closing as if made on the date of the Closing,
(ii) the Company has performed and complied with all covenants and agreements contained herein and has received any and all consents, approvals or waivers necessary in order to complete the transactions required to be performed or complied with by it prior to or at the Closing Date, and (iii) no condition or event has occurred and is continuing or will result from execution and delivery of this Agreement or the issuance of the Debenture which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time lapse or both.

                (e) Such other documents as Purchaser reasonably may request.

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                                  ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The representations and warranties in this Article IV are made by and shall apply to each of the Company and any corporation of which the Company directly or indirectly owns more than fifty percent (50%) of the outstanding shares of capital stock (a "Subsidiary") alike so that all references to the "Company" shall be deemed to include the Company and each Subsidiary individually or on a consolidated basis, as appropriate to the context and import of the information provided. Any exceptions or qualifications to the representations and warranties set forth in this Article IV are set forth in the Schedule of Disclosures hereto which specifically refers to the section number identifying the information to which such disclosure relates. Accordingly, the Company represents and warrants to Purchaser as follows, intending and acknowledging that Purchaser shall rely upon such information.

          4.01  Organization and Standing of the Company.  The Company is a duly
                ----------------------------------------
organized and validly existing corporation in good standing under the laws of the jurisdiction in which it was organized and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such licensing or qualification necessary, except when the failure to be so licensed or qualified would not have a material adverse effect on the Company.

          4.02  Corporate Action.  The Company has all necessary corporate power
                ----------------
and has taken all corporate action required to authorize this Agreement, the Debenture and any other agreements and instruments executed in connection herewith and therewith, and each such agreement and instrument is a valid and binding obligation of the Company, enforceable in accordance with its respective terms, except as to rights to indemnity and contribution that may be limited by federal or state securities laws and except as the enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity. Sufficient shares of authorized but unissued Common Stock of the Company have been reserved for issuance as Debenture Shares by appropriate corporate action in connection with the prospective conversion of the Debenture. Neither the issuance of the Debenture nor the issuance of Debenture Shares upon the conversion of the Debenture, is subject to preemptive or other similar statutory or contractual rights of any Person, and will not conflict with any provisions of any agreement or instrument to which the Company is a party or by which it is bound.

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          4.03  Governmental Approvals.  No authorization, consent, approval,
                ----------------------
license, exemption filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company of, or for the performance by it of its obligations under, this Agreement, the Debenture or any other agreement or instrument executed in connection herewith or therewith other than the filing of a Form D with the Securities and Exchange Commission and a Form 25102(f) with the California Department of Corporations and filings that may be required pursuant to the Registration Rights Agreement.

          4.04  Litigation.  There is no litigation or governmental proceeding
                ----------
or investigation pending or, to the best of the knowledge of the Company, threatened (a) by or against the Company, or (b) against any officer, key employee or principal stockholder of the Company where such litigation, proceeding or investigation, either individually or in the aggregate, could reasonably be expected to have a material adverse effect on the Company, nor, to the best of the knowledge of the Company, has there occurred any event or does there exist any condition on the basis of which any such litigation, proceeding or investigation might properly be instituted. Neither the Company, nor, to the best knowledge of the Company, any officer or key employee of the Company, is in default with respect to any material order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency affecting the Company. There are no actions or proceedings pending or threatened (or any basis therefor known to the Company) which could reasonably be expected to result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or condition of the Company or in any of its properties or assets, or which might call into question the validity of this Agreement, the Debenture or any other agreement or instrument executed in connection herewith or therewith, or any action taken or to be taken pursuant hereto or thereto.

          4.05  Compliance.  The Company is in compliance in all material
                ----------
respects with the terms and provisions of this Agreement, its charter and by-laws, all mortgages, indentures, leases, agreements and other instruments and of all judgments, decrees, governmental orders, statutes, rules and regulations by which it is bound or to which its properties or assets are subject. There is no term or provision in any of the foregoing documents and instruments which materially adversely affects the business, assets or financial condition of the Company. Neither the execution and delivery of this Agreement, the Debenture or any other agreement or instrument executed in connection herewith or therewith, nor the consummation of any transactions contemplated hereby or thereby has constituted or resulted in or will constitute or result in a default or violation of any term or provision in any of the foregoing documents or instruments.

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          4.06  Federal Reserve Regulations.  The Company is not engaged in the
                ---------------------------
business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Debenture will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

          4.07  Title to Assets, Patents.  The Company has good and clear record
                ------------------------
and marketable title in fee to such of its fixed assets as are real property, and good and merchantable title to all of its other assets, now carried on its books including those reflected in the most recent balance sheet of the Company which forms a part of Exhibit 4.08 attached hereto, or acquired since the date
                      ------------
of such balance sheet (except personal property disposed of since said date in the ordinary course of business and personal property that is not material to the business of the Company) free of any mortgages, pledges, charges, claims, liens, security interests or other encumbrances; provided that substantially all of the Company's assets are subject to the lien of the Company's senior secured lender. The Company enjoys peaceful and undisturbed possession under all leases under which it is the lessee, and all said leases are valid and subsisting and in full force and effect. The Company owns or has a valid right to use the patents, patent rights, licenses, permits, trade secrets, trademarks, trade names, franchises, copyrights, inventions and intellectual property rights (collectively, "Intellectual Property Rights") being used to conduct its business as now operated and as now proposed to be operated; and the conduct of its business as now operated and as now proposed to be operated does not and will not conflict with Intellectual Property Rights of others. The Company has no obligation to compensate any Person for the use of any Intellectual Property Rights nor has the Company granted to any Person any license or right to use any Intellectual Property Rights of the Company other than the obligation of the Company to Ann Geddes pursuant to agreements dated November 9, 1995 and March 20, 1996.

          4.08  Financial Information.  Attached as Exhibit 4.08 are (a) the
                ---------------------               ------------
Company's consolidated balance sheets as of May 31, 1996 and May 31, 1995, and statements of income for the fiscal years then ended, together with the report thereon of Price Waterhouse, L.L.P. and (b) the Company's unaudited consolidated balance sheet as of August 31, 1996 and statement of income for the three-month period ended August 31, 1996 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly the financial condition and results of operations of the Company as of the dates and for the periods indicated, subject, in the case of the unaudited Financial Statements, to normal year-end adjustments, which in the aggregate are not material. The Company has no liability, contingent or otherwise, not disclosed in the Financial Statements or in the notes thereto that could, together with all such other liabilities, materially affect the financial condition of the Company, nor does the Company have any reasonable grounds to know of any such liability.

          4.09  Subsequent Events or Changes.  Since May 31, 1996, (a) there has
                ----------------------------
been no adverse change in the business, assets or condition, financial or otherwise, operations or prospects, of the Company; (b) neither the business, condition, operations or prospects of the Company or any of its properties or assets has been adversely affected as a result of any legislative or regulatory change, any revocation or change in any franchise, license or right to do business, or any other event or occurrence, whether or not insured against; and
(c) the Company has not entered into any material transaction or made any distribution with respect to its capital stock.

          4.10  Taxes.  The Company has accurately prepared and timely filed all
                -----
material federal, state and other tax returns required by law to be filed by it, and has paid or made provision for the payment of all material taxes that are due and payable. The Company knows of no additional assessments or adjustments pending or threatened against the Company for any period, nor of any basis for any such assessment or adjustment.

          4.11  ERISA.
                -----

                (a) Neither the Company nor any Related Person (as defined below) has breached the fiduciary rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or engaged in any transaction in connection with which the Company or any Related Person could be subjected to a suit for damages, a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), in any such case which would be materially adverse to the Company. For purposes of this Section 4.11, a "Related Person" shall mean any trade or business, whether or not incorporated, which, together with the Company, would be treated as a single employer under Section 414 of the Code.

                (b) Neither any employee pension benefit plan (as defined in Section 3(2) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Related Person or with respect to which the Company or any Related Person is or has been obligated to contribute (a "Plan") nor any trust created under any Plan has been terminated within the meaning of Title IV of ERISA since September 2, 1974 under circumstances that could result in liability which could be materially adverse to the Company. Other than premiums due and owing in the normal course, no liability to the Pension Benefit Guaranty Corporation (the "PBGC") has been incurred and remains unsatisfied or is expected by the Company to be incurred with respect to any Plan by the Company or any Related Person which is or would be materially adverse to the Company. There has been no reportable event (within the meaning of Section 4043(b) of ERISA) or any other event or condition with respect to any Plan which presents a risk of termination of any such Plan by the PBGC under circumstances which in any case could result in liability which would be materially adverse to the Company.

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                (c) Neither the Company nor any Related Person has within the past six years contributed, or had any obligation to contribute, to a single employer plan that has at least two contributing sponsors not under common control or has ceased operations at a facility under circumstances which could result in liability under Section 4068(f) of ERISA.

                (d) There is no multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Company or any Related Person is or has ever been obligated to contribute under Title IV of ERISA.

                (e) No accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan. Full payment has been made within the time required under
Section 412 of the Code of all amounts that the Company or any of its Related Persons is required under the terms of each Plan and applicable law to have paid as contributions to such Plan as of the date hereof. Each Plan satisfies the minimum funding standard of Section 412 of the Code.

                (f) The present value of the benefit liabilities (within the meaning of Title IV of ERISA) under all Plans determined as of May 31, 1996 and on the basis of PBGC assumptions required under Title IV of ERISA did not exceed the current value of the assets of all such Plans determined as of such date.

                (g) Neither the Company nor any Related Person has engaged in any transaction that could result in the incurrence of any liabilities under
Section 4069 or Section 4212 of ERISA.

                (h) The Company is not a party in interest with respect to any employee benefit plan, except for The Right Start, Inc. Employee Stock Purchase Plan and securities of the Company are not employer securities with respect to any employee benefit plan other than the above listed plans. For such purpose, the term "employee benefit plan" shall have the meaning assigned to such term in
Section 3 of ERISA and the term "employer security" shall have the meaning assigned to such term in Section 407(d)(1) of ERISA. The execution and delivery of this Agreement, the Debenture and any other agreements or instruments executed in connection herewith and therewith will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code.

          4.12  Transactions with Affiliates.  There are no loans, leases,
                ----------------------------
royalty agreements or other continuing transactions between the Company and any Person owning five percent (5%) or more of any class of capital stock of the Company or any other entity controlled by such stockholder or any member of such stockholder's family other than certain management, consulting and advisory services provided to the Company by Kayne Anderson Investment Management, Inc. for which it is entitled to receive a fee of $100,000 per year.

          4.13  Assumptions or Guaranties of Indebtedness of Other Persons.  The
                ----------------------------------------------------------
Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) on any indebtedness of any other Person.

          4.14  Investments in Other Persons.  The Company has not made any loan
                ----------------------------
or advance to any Person which is outstanding on the date of this Agreement, nor is the Company obligated or committed to make any such loan or advance, nor does the Company own any capital stock or assets comprising the business of, obligations of, or any interest in, any Person other than a loan in the amount of $248,255 in connection with the sale of certain assets to Blasiar, Inc. in July 1996.

          4.15  Environmental Compliance.  The Company has obtained and is in
                ------------------------
compliance with all permits, licenses, and other authorizations that are required under all Environmental Laws (as hereinafter defined), including laws relating to emissions, discharges, releases or threatened releases of contaminants into the environment (including, without limitation, ambient air, surface water, ground water or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of contaminants, except to the extent that failure to have any such permit, license or other authorization does not have a material adverse effect on the business, condition (financial or other), assets, properties, operations or prospects of the Company. The term "Environmental Laws" shall mean any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreement or governmental restrictions relating to the environment or the release of any materials into the environment, including but not limited to those relating to hazardous substances or wastes, air emissions and discharges to waste or public systems.

          4.16  Securities Act.  Neither the Company nor anyone acting on its
                --------------
behalf has offered any of the Debenture or the Debenture Shares or similar securities, or solicited any offers to purchase, or made any attempt by preliminary conversation or negotiations to dispose of, the Debenture or the Debenture Shares or similar securities, to any person other than Purchaser. Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Debenture or the Debenture Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating hereto with, any Person, so as to bring the offer, sale or issuance of the Debenture or the Debenture Shares to Purchaser within the registration provisions of the Securities Act of 1933, as amended (the "Securities Act").

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          4.17  Disclosure.  The Company has provided to Purchaser copies of the
                ----------
Financial Statements and copies of its Annual Report on Form 10K for the fiscal year ended May 31, 1996, its Annual Report to Shareholders for the fiscal year ended May 31, 1996 and its Report on Form 10Q for the three months ended August 31, 1996 (collectively, the "Disclosure Documents"). Neither this Agreement, the Financial Statements, the Disclosure Documents nor any other agreement, document, certificate or written statement furnished to Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact within the knowledge of the Company or any of its executive officers which has not been disclosed herein or in the Disclosure Documents or in writing by them to Purchaser and which materially adversely affects, or in the future in their opinion may, insofar as they can now reasonably foresee, materially adversely affect, the business, properties, assets, operations, prospects or condition, financial or otherwise, of the Company.

          4.18  No Brokers or Finders.  No Person has or will have, as result of
                ---------------------
the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company or the Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any agent of the Company.

          4.19  Agreements of Officers.  To the best of the knowledge of the
                ----------------------
Company, no officer or key employee of the Company is a party to or bound by any agreement, contract or commitment, or subject to any restrictions, particularly but without limitation in connection with any previous employment of any such person, which materially and adversely affects, or in the future may (insofar as it can now reasonably foresee) materially and adversely affect, the business or operations of the Company or the right of any such person to participate in the affairs of the Company. To the best of the knowledge of the Company, no officer or key employee has any present intention of terminating his employment with the Company and the Company has no present intention of terminating any such employment.

          4.20  Capitalization; Status of Capital Stock.  The Company has a
                ---------------------------------------
total authorized capitalization consisting of 25,000,000 shares of Common Stock, of which 7,949,306 shares are issued and outstanding. All the outstanding shares of capital stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable. The shares of Common Stock issuable as Debenture Shares upon conversion of the Debenture, when so issued, will be duly authorized, validly issued and fully paid and nonassessable. Except as set forth in the Disclosure Documents, there are no options, warrants or rights to purchase shares of capital stock or other securities of the Company authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant state and federal securities laws. No holder of any security of the

Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party, or which are otherwise binding upon the Company. The issuance of the Debenture or the Debenture Shares will not result in an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock options, warrants or other rights to acquire any securities of the Company. The offer and sale of all shares of capital stock and other securities of the Company issued before the Closing complied with or were exempt from all federal and state securities laws.

          4.21  Labor Relations.  To the best of the knowledge of the Company,
                ---------------
no labor union or any representative thereof has made any attempt to organize or represent employees of the Company, during the past two years. There are no unfair labor practice charges, pending trials with respect to unfair labor practice charges, pending material grievance proceedings or adverse decisions of a Trial Examiner of the National Labor Relations Board against the Company. To the best of the knowledge of the Company, relations with employees of the Company are good and there is no reason to believe that any labor difficulties will arise in the foreseeable future.

          4.22  Insurance.  The Company carries insurance covering its
                ---------
properties and business adequate and customary for the type and scope of the properties and business. The Company's present insurance coverage is as set forth on the Schedule of Disclosures.
             -----------------------

          4.23  Books and Records.  The books of account, ledgers, order books,
                -----------------
records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the nature, acquisition, maintenance, location and collection of the assets of the Company, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

          4.24  U.S. Real Property Holding Corporation.  The Company is not now
                --------------------------------------
and has not been a "United States real property holding corporation" as defined in Section 897(c)(2) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and Section 1.897-2(b) of the Regulations thereunder.

          4.25  Registration Rights.  Except as granted to Purchaser in
                -------------------
connection with the transactions contemplated by this Agreement, no Person has any right to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to have any securities of the Company in any such registration statement.

                                   ARTICLE V

                           COVENANTS OF THE COMPANY

          5.01  General Covenants of the Company.  Without limiting any other
                --------------------------------
covenants and provisions hereof, the Company covenants and agrees that, as long as any of the Debenture or the Debenture Shares are outstanding, it will perform and observe the following covenants and provisions and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

          (a) Punctual Payment.  The Company shall pay the principal of and
              ----------------
interest on the Debenture at the times and place and in the manner provided in the Debenture and herein.

          (b) Payment of Taxes and Trade Debt.  The Company shall pay and
              -------------------------------
discharge, and cause each Subsidiary to pay and discharge, all material taxes, assessments and governmental charges or levies imposed on it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company or any Subsidiary, provided that neither the Company nor the Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company or Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto. The Company shall pay and cause each Subsidiary to pay, when due, or in conformity with customary trade terms, all material lease obligations, all material trade debt, and all other material indebtedness incident to the operations of the Company or its Subsidiaries, except such as are being contested in good with and by appropriate proceedings if the Company or Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto.

          (c)  Maintenance of Insurance.  The Company shall maintain, and cause
               ------------------------
each Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such subsidiary operates.

          (d)  Preservation of Corporate Existence.  The Company shall preserve
               -----------------------------------
and maintain, and cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties. The Company shall preserve and maintain, and cause each Subsidiary to preserve and maintain, all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or used by and necessary to the conduct of its business; provided, however, that the Company shall not be required to preserve any such license or right if the Board of Directors shall determine that the preservation is no longer desirable in the conduct of the Company's business and that the loss thereof is not, and will not be, adverse in any material respect to the registered holder of the Debenture.

          (e)  Compliance with Laws.  The Company shall comply, and cause each
               --------------------
Subsidiary to comply, with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

          (f)  Access to Information.  In the Event of a Default (as defined in
               ---------------------
Section 6.01 below), the Company shall permit Purchaser or any representatives thereof, at any reasonable time and from time to time, to receive, to examine and make copies of and extract from the records and books of account of (including, but not limited to, unaudited balance sheets of the Company as at the end of each month and unaudited statements of income and of cash flows of the Company for each month and for the current fiscal year to the end of each month, setting forth in comparative form the Company's projected financial statements for the corresponding periods for the current fiscal year, all in reasonable detail and duly certified by the chief financial officer of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied), and visit and inspect the properties of, the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of their officers or directors and independent accountants.

          (g)  Keeping of Records and Books of Account.  The Company shall keep,
               ---------------------------------------
and cause each Subsidiary to keep, adequate records and books of account, in which complete entries shall be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

          (h)  Maintenance of Properties, etc.  The Company shall maintain and
               ------------------------------
preserve, and cause each Subsidiary to maintain and preserve, all of its properties, necessary or useful in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted.

          (i)  Compliance with ERISA.  The Company shall comply, and cause each
               ---------------------
Subsidiary to comply, with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any Plan. Neither the Company nor any Subsidiary shall permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company or any Subsidiary.

          (j) Dealings with Affiliates.  The Company will not enter or permit
              ------------------------
any Subsidiary to enter into any transaction with any holder of five percent (5%) or more of any class of capital stock of the Company, or any member of their families or any corporation or other entity in which any one or more of such stockholders or members of their immediate families directly or indirectly holds five percent (5%) or more of any class of capital stock except in the ordinary course of business and on terms not less favorable to the Company or the Subsidiary than it would obtain in a transaction between unrelated parties.

          (k)  SEC Reports.  The Company shall file all reports and other
               -----------
information and documents which it is required to file with the Securities and Exchange Commission ("SEC") pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The Company will cause any quarterly and annual reports, proxy statements and any other documents which it mails to its stockholders to be mailed to the registered holder of the Debenture.

          If the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare, for the first three quarters of each fiscal year, quarterly financial statements substantially equivalent to the financial statements required to be included in a report on Form 10-Q under the Exchange Act. The Company will also prepare, on an annual basis, complete audited consolidated financial statements, including, but not limited to, a balance sheet, a statement of income and retained earnings, a statement of changes in financial position and all appropriate notes. All such financial statements will be prepared in accordance with generally accepted accounting principles consistently applied, except for changes with which the Company's independent accountants concur, and except that quarterly statements may be subject to year-end adjustments. The Company will cause a copy of such financial statements to be mailed to the registered holder of the Debenture as soon as available within forty-five (45) days after the close of each of the first three quarters of each fiscal year and within ninety (90) days after the close of each fiscal year.

          A holder of the Debenture and prospective purchasers designated by such holder will have the right to obtain from the Company upon request by such holder or prospective purchasers, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the information required by paragraph d (4)(i) of Rule 144A under the Securities Act.

                                  ARTICLE VI

                               EVENTS OF DEFAULT

          6.01  Events of Default.  For so long as any indebtedness under the
                -----------------
Debenture shall be outstanding, the following events shall constitute an event of default hereunder ("Events of Default").

                (a) The Company shall fail to pay any installment of principal of or interest on the Debenture when due and any such failure shall not be cured by full performance thereof within ten (10) days after written notice thereof shall have been given to the Company by any registered holder of the Debenture; or

                (b) The Company shall default in the performance of any covenant contained in Article V and any such failure shall not be cured by full performance thereof within ten (10) days after written notice thereof shall have been given to the Company by any registered holder of the Debenture; or

                (c) Any representation or warranty made by the Company or any Subsidiary in this Agreement or by the Company or any Subsidiary (or any officers of the Company or any Subsidiary) in any certificate, instrument or written statement contemplated by or made or delivered pursuant to or in connection with this Agreement, shall prove to have been incorrect when made in any material respect; or

                (d) The Company or any Subsidiary shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, or the Debenture on its part to be performed or observed and any such failure shall not be cured or by full performance thereof within ten (10) days after written notice thereof shall have been given to the Company by any registered holder of the Debenture; or

                (e) The Company or any Subsidiary shall (i) admit in writing its inability to pay its debts generally as they become due; (ii) commence a voluntary case under Title 11 of the United States Code as from time to time in effect, or authorize, by appropriate proceedings of its Board of Directors or other governing body, the commencement of such a voluntary case; (iii) file an answer or other pleading omitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under such Title 11, or seek, consent to or acquiesce in the relief therein provided, or fail to controvert timely the material allegations of any such petition; (iv) suffer the entry an order for relief in any involuntary case commenced under said Title 11;
(v) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief; (vi) suffer the entry of an order by a court of competent jurisdiction (A) finding it to be bankrupt or insolvent, (B) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (C) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property; or
(vii) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian or all or a substantial part of its property; or

                (f) Any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against the property of the Company or any Subsidiary in an aggregate amount which exceeds $2,500,000 and such judgment, writ, or similar process shall not be released, vacated or fully bonded or stayed pending appeal within sixty (60) days after its issue or levy.

Upon the occurrence of any Event of Default, and in any such event, Purchaser or any other holder of any Debenture may, by notice to the Company, declare the entire unpaid principal amount of such Debenture, all interest accrued and unpaid thereon and all other amounts payable to such holder under such Debenture or this Agreement to be forthwith due and payable, whereupon such Debenture, all such accrued interest and all such amounts shall become and be forthwith due and payable (unless there shall have occurred an Event of Default under Section 6.01(e) in which case all such accounts shall automatically become due and payable without such declaration), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company with respect to itself and its Subsidiaries.

          6.02  Annulment of Defaults.  Section 6.01 is subject to the condition
                ---------------------
that, if at any time after the principal of any Debenture shall have become due and payable, and before any judgment or decree for the payment of the moneys so due shall have been entered, all arrears of interest upon such Debenture and all other sums payable to the holder of such Debenture under or such Debenture and under this Agreement (except the principal amount which by such declaration shall have become payable) shall have been duly paid, and every other default and Event of Default shall have been made good or cured, then and in every such case the holder of such Debenture, by written instrument filed with the Company, may rescind and annul such declaration and its consequences; but no such rescission or annulment shall extend to or affect any other or subsequent default or Event of Default or impair any right of the holders of any other Debenture consequent thereon.

                                  ARTICLE VII

                        CERTAIN SECURITIES LAW MATTERS

          7.01  Representations by Purchaser.  Purchaser represents and warrants
                ----------------------------
to the Company that:

                (a) Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Debenture or the Debenture Shares.

                (b) Purchaser has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of investment in the Company, and it is able financially to bear the risks thereof.

                (c) Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management.

                (d) The Debenture is being acquired for Purchaser's own account for the purpose of investment and not with a present view to or for sale in connection with any distribution thereof, subject to the condition that the disposition of the property of Purchaser shall be at all times within its control.

                (e) Purchaser understands that (i) the Debenture and the Debenture Shares are being issued in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, (ii) the Debenture, and the Debenture Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or an exemption from registration is available under applicable securities laws then in effect, and (iii) the Debenture and the Debenture Shares will bear a legend to such effect and the Company will make a notation on its transfer books to such effect.

          7.02  Restrictions on Transfer.  The Debenture and the Debenture
                ------------------------
Shares (collectively the "Restricted Securities") shall be transferable only upon satisfaction of the applicable conditions specified in this Section 7.02 or if sold in a Public Sale (as hereinafter defined) or pursuant to an exemption from the registration requirements of the Securities Act.

                (a)  Restrictive Legend.  Except as otherwise provided in
                     ------------------
Section 7.02(c), each certificate representing the Restricted Securities shall bear a legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and may not be sold, or otherwise transferred, in the absence of such registration or an exemption therefrom under such Act and under any such applicable state laws."

Each certificate representing such Restricted Securities shall bear the restrictive legend set forth above, in each case unless the restrictions on transfer provided for in this Section 7.02 shall have ceased and terminated as to such Restricted Securities or unless the Restricted Securities shall be eligible for resale pursuant to Rule 144(k) under the Securities Act.

                (b)  Notice and Opinion for Transfer.  Prior to any transfer of
                     -------------------------------
the Restricted Securities other than pursuant to an effective registration statement under the Securities Act (a "Public Sale"), the holder thereof will give written notice to the Company of such holder's intention to effect such transfer, describing in reasonable detail the manner of the proposed transfer. If any such holder delivers to the Company an opinion of counsel in form and substance reasonably acceptable to the Company to the effect that the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act or applicable state securities laws or, in lieu of an opinion, written evidence from the holder on which the Company shall rely to the effect that the conditions of Rule 144(k) under the Securities Act are satisfied with respect to the proposed transfer such holder thereupon shall be entitled to transfer such Restricted Securities in accordance with the terms of this Agreement and the notice delivered by such holder to the Company. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for a transfer of Restricted Securities by any holder which is a partnership to a partner or retired partner thereof, or to the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section 7.02 to the same extent as if he were an original holder hereunder and if such transfer is made by way of distribution pursuant to the terms of the applicable partnership agreement and without the receipt of consideration therefor.

                (c)  Termination of Restrictions.  The restrictions imposed by
                     ---------------------------
this Section 7.02 upon the transferability of the Restricted Securities shall cease and terminate as to any particular Restricted Securities and any securities issued in exchange therefor or upon transfer thereof when, in the opinion of counsel reasonably acceptable to the Company, such restrictions are no longer required in order to assure compliance with the Securities Act. Whenever any of such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new certificates not bearing the legend set forth in Section 7.02(a).

                                 ARTICLE VIII

                                 MISCELLANEOUS

          8.01  Indemnification.  The Company hereby agrees to indemnify,
                ---------------
exonerate and hold Purchaser and each of its partners, and their stockholders, officers, directors, employees and agents free and harmless from and against any and all actions, causes of action, suits, litigation, losses, liabilities and damages, investigations or proceedings instituted by any governmental agency or any other Person, and expenses in connection therewith, including without limitation reasonable attorneys' fees and disbursements, incurred by the indemnitee or any of them as a result of, or arising out of, or relating to (a) any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale by the company of any securities hereunder, or (b) the execution, delivery, performance or enforcement of this Agreement or any instrument contemplated hereby by any of the indemnitees, except in each such case to the extent any such indemnified liabilities arise on account of such indemnitee's gross negligence, willful misconduct or bad faith.

          8.02  No Waiver; Cumulative Remedies.  No failure or delay on the part
                ------------------------------
of Purchaser, or any other holder of Debenture in exercising any right, power or remedy hereunder or thereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          8.03  Amendments, Waiver and Consents.  No amendment, modification or
                -------------------------------
addition to this Agreement, and no waiver of or consent to noncompliance with any covenant or other provision of this Agreement, or the Debenture shall be effective unless in writing and duly executed by the party against whom enforcement of such amendment, modification, addition, waiver or consent is sought. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          8.04  Notices.  All notices, demands, requests, or other
                -------
communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery (including delivery by courier), telegram, telex, or facsimile transmission, addressed as follows:

                (a)  If to the Company:

                     The Right Start, Inc.
                     5334 Sterling Center Drive
                     Westlake Village, California 91361
                     Attention:  President
                     Facsimile:

                     with a copy (which shall not constitute notice) to:

                     Milbank, Tweed, Hadley & McCloy
                     601 S. Figueroa, 30th Floor
                     Los Angeles, CA 90017
                     Attention:  Kenneth J. Baronsky, Esq.
                     Facsimile:  (213) 629-5063

                (b)  If to Purchaser:

                     Strategic Associates, L.P.
                     10 North Calvert Street, Suite 735
                     Baltimore, Maryland  21202
                     Attention:  Mr. David L. Warnock
                     Facsimile:  410/347-2963

                     with a copy (which shall not constitute notice) to:

                     George P. Stamas, Esq.
                     Wilmer, Cutler & Pickering
                     100 Light Street
                     Baltimore, Maryland 21202
                     Facsimile: 410/986-2828

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

          8.05  Costs and Expenses.  The Company and Purchaser each agree to pay
                ------------------
all their own costs and expenses in connection with the preparation, execution and delivery of this Agreement, the Debenture and other instruments and documents to be delivered hereunder.

          8.06  Binding Effect; Assignment.  This Agreement shall be binding
                --------------------------
upon and inure to the benefit of the Company and Purchaser and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Purchaser.

          8.07  Survival of Representations and Warranties.  All representations
                ------------------------------------------
and warranties made in this Agreement, the Debenture or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof and the making of the loan as evidenced by the Debenture.

          8.08  Prior Agreements.  This Agreement constitutes the entire
                ----------------
agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

          8.09  Governing Law.  This Agreement shall be governed by, and
                -------------
construed in accordance with, the laws of the State of Delaware (excluding the choice of laws provisions thereof).

          8.10  Headings.  Article, Section and subsection headings in this
                --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          8.11  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

          8.12  Further Assurances.  From and after the date of this Agreement,
                ------------------
upon the request of Purchaser, the Company and each Subsidiary shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Debenture, the Debenture Shares and the other agreements and instruments contemplated hereby.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first above written.

                         THE RIGHT START, INC.



                         By:  /s/ Jerry R. Welch
                              -------------------------------------
                              Jerry R. Welch
                              President and Chief Executive Officer


                         STRATEGIC ASSOCIATES, L.P.

                         By:  Cahill, Warnock & Company, LLC
                              its general partner


                         By:  /s/ David L. Warnock
                              -------------------------------------
                              David L. Warnock
                              Managing Member

                                 EXHIBIT 1.01

THE SECURITIES EVIDENCED BY THIS CONVERTIBLE DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OR OTHERWISE TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS.


                             THE RIGHT START, INC.

                             Convertible Debenture
                             ---------------------

$158,000                                                        October 11, 1996

          FOR VALUE RECEIVED, The Right Start, Inc., a California corporation (the "Company"), hereby promises to pay to Strategic Associates, L.P., or assigns ("Strategic Associates" or the "Holder"), the principal amount of One Hundred Fifty Eight Thousand Dollars ($158,000), together with interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the annual rate of eight percent (8.00%). Interest shall be computed on the basis of a 360 day year and the actual number of days elapsed. Accrued and unpaid interest shall be due and payable quarterly in arrears on February 28, May 31, August 31, and November 30 of each year from the date hereof until May 31, 2002, when the entire principal amount, together with all accrued and unpaid interest thereon, shall be due and payable. All amounts due and owing hereunder shall be payable in lawful money of the United States of America, in immediately available funds, at the principal office of the Holder or at such other place as the Holder may designate from time to time in writing to the Company. Any payment on this Convertible Debenture coming due on a Saturday, a Sunday or a day which is a legal holiday in the place at which a payment is to be made hereunder shall be made on the next succeeding day which is a business day in such place, and any such extension of the time of payment shall be included in the computation of interest hereunder. This Convertible Debenture is issued pursuant and subject to and is entitled to the benefits of a certain Convertible Debenture Purchase Agreement dated as of October 11, 1996 between the Company and Strategic Associates (the "Purchase Agreement").

          Subject to the terms of the Purchase Agreement, upon the occurrence or existence of an Event of Default (as defined in the Purchase Agreement) the Holder may, by notice to the Company, declare the entire unpaid principal amount of this Convertible Debenture, all interest accrued and unpaid hereon, and all other amounts payable to the Holder hereunder or under the Purchase Agreement to be forthwith due and payable, whereupon this Convertible Debenture, all such accrued interest and all such amounts shall become and be forthwith due and payable, and in addition thereto, and not in substitution therefor, the Holder shall be entitled to exercise any one or more of the rights and remedies provided by applicable law. Failure to exercise any right or remedy under this Convertible Debenture or available under applicable law shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default. The Company and all makers, sureties, guarantors, endorsers and other persons assuming obligations pursuant to this Convertible Debenture hereby waive presentment, protest, demand, notice of dishonor and all other notices and all defenses and pleas on the grounds of any extension or extension of the time of payments or the due dates hereof, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Convertible Debenture, no release of any obligor and no delay in enforcement of this Convertible Debenture or in exercising any right or power hereunder shall affect the liability of any obligor hereunder. The pleading of any statute of limitations as a defense to any demand against any obligor is expressly waived.

          1.  Prepayment.  Commencing only on October 11, 1999, upon thirty (30)
              ----------
days prior written notice, the Company may prepay all, but not less than all, the unpaid principal amount and any outstanding interest thereon, only in the following circumstances: (a) the Company has filed a Registration Statement covering, at the option of the Holder, all or a portion of the shares of Common Stock underlying the Convertible Debenture shares and such Registration Statement has been declared effective on or before such prepayment date, and (b) the market price of the Company's Common Stock on the date of such notice is at least $7.50 per share (as adjusted from time to time in the same manner as the Conversion Price pursuant to Section 2.4 hereof).

          2.  Conversion.
              ----------

              2.1  Right of Conversion.  Subject to and in compliance with the
                   -------------------
provisions of this Section 2, the Holder shall have the right, at the Holder's option, at any time, and before the date on which the entire principal amount hereof, all accrued and unpaid interest hereon, and all other amounts payable to the Holder hereunder or under the Purchase Agreement have been paid in full (the "Expiration Date"), to convert the principal amount of this Convertible Debenture, or any portion thereof, into the number of fully paid and nonassessable shares of Common Stock, no par value, of the Company determined by dividing the principal amount so converted by the purchase price per share of $6.00, as adjusted from time to time as hereinafter provided (the "Conversion Price").

              2.2  Manner of Conversion.  In order to exercise the foregoing
                   --------------------
conversion right, the Holder shall surrender this Convertible Debenture to the Company at the address of the Company set forth in the Purchase Agreement (or at such other address as the Company, in accordance with the Purchase Agreement, shall specify in writing to the Holder), accompanied by written notice (the "Conversion Notice") to the Company stating that the Holder elects to convert this Convertible Debenture.

              2.3  Issuance of Common Stock on Conversion; Payment in Lieu of
                   ----------------------------------------------------------
Fractional Shares; Payment of Interest.  As soon as practicable after any such
--------------------------------------
conversion, and in any event within 10 days thereafter, the Company, at its expense (including the payment by it of any applicable issue or stamp taxes), will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which the Holder shall be entitled on such conversion, in such denominations as may be requested by the Holder, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to the amount of such fractional share multiplied by the then fair market value (as determined in good faith by the Board of Directors of the Company) of a single share of Common Stock. Concurrently with the issuance of such shares, the Company shall pay all unpaid interest which accrued prior to the date of the Conversion Notice with respect to the portion of the principal amount of this Convertible Debenture then being converted.

          2.4  Adjustment of Conversion Price.  In case the Company shall (a)
               ------------------------------
pay a dividend in shares of Common Stock to holders of Common Stock, (b) make a distribution in shares of Common Stock to holders of Common Stock, (c) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or (d) combine its outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Convertible Debenture thereafeter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which he would have owned immediately following such action had such Convertible Debenture been converted immediately prior thereto. Any adjustment made pursuant to this subsection 2.4 shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

          2.5  No Adjustment.  No adjustment in the Conversion Price shall be
               -------------
required until cumulative adjustments amount to one percent (1%) or more of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 2.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2.5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment of the Conversion Price shall be made for cash dividends.

          2.6  Continuation of Terms.  In the event that the Company (a) effects
               ---------------------
a reorganization or (b) consolidates with or merges into or with any other person, this Convertible

Debenture shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of this Convertible Debenture after the consummation of such reorganization, consolidation or merger, as the case may be, and shall be binding upon the issuer of any such stock or other securities or property.

          3.  Subordination.
              -------------

              3.1  Agreement to Subordinate.  The Company, for itself and its
                   ------------------------
successors, and each Holder, by his acceptance of this Convertible Debenture, agree that the payment of the principal of or interest on or any other amounts due on this Convertible Debenture is subordinated in right of payment, to the extent and in the manner stated in this Section 3, to the prior payment in full of all Senior Debt. For purposes hereof, "Senior Debt" means the principal of, interest on (including any interest accruing after the commencement of any bankruptcy proceeding or which would have accrued but for such proceeding whether or not allowed) and other amounts due on or with respect to (i) indebtedness of the Company, whether outstanding on the date hereof or incurred, assumed or guaranteed by the Company, for money borrowed from banks or other financial institutions and any refinancings or refundings thereof; (ii) indebtedness of the company, whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed by the Company, which is not subordinated in right of payment or in rights upon liquidation to any Senior Debt; and (iii) indebtedness of the Company under interest rate swaps, caps or similar hedging agreements and foreign exchange contracts, currency swaps or similar agreements.

              3.2  No Payment on this Convertible Debenture if Senior Debt in
                   ----------------------------------------------------------
Default.  Anything in this Convertible Debenture to the contrary
-------
notwithstanding, no payment or other distribution on account of principal of or redemption of, interest on or other amounts due on this Convertible Debenture, and no redemption, purchase, or other acquisition of this Convertible Debenture, shall be made by or on behalf of the Company (i) unless full payment of amounts then due for principal and interest and of all other amounts then due on all Senior Debt has been made or duly provided for in cash pursuant to the terms of the instrument governing such Senior Debt, (ii) if, at the time of such payment, redemption, purchase or other acquisition, or immediately after giving effect thereto, there shall exist under any Senior Debt, or any agreement pursuant to which any Senior Debt is issued, any default, which default shall not have been cured or waived and which default shall have resulted in the full amount of such Senior Debt being due and payable or (iii) if, at the time of such payment, redemption, purchase or other acquisition, the Holder shall have received written notice from the Holder or holders of any Senior Debt or their representative or representatives (a "Payment Blockage Notice") that there exists under such Senior Debt, or any agreement pursuant to which such Senior Debt is issued, any default, which default shall not have been cured or waived, permitting the holders there to declare the full amount of such Senior Debt due and payable, but only for the period (the "Payment Blockage Period") commencing on the date of receipt of the Payment Blockage Notice and ending (unless earlier terminated by notice given to the Holder by the holders of such Senior
Debt) on the earlier of (a) the date on which such event of default shall have been cured or waived or (b) 180 days from the receipt of the Payment Blockage Notice unless payment or distribution with respect to this Convertible Debenture are otherwise not then permitted. Upon termination of Payment Blockage Period, payments on account of principal of or interest on this Convertible Debenture (other than amounts due and payable by reason of the acceleration of the maturity of this Convertible Debenture) and redemptions, purchases or other acquisitions may be made by or on behalf of the Company, if otherwise permitted hereunder. Notwithstanding anything herein to the contrary, (A) only one Payment Blockage Notice may be given during any period of 360 consecutive days with respect to the same event of default and any other events of default on the same issue of Senior Debt existing and known to the person giving such notice at the time of such notice and (B) no new Payment Blockage Period may be commenced by the Holder or holders of the same issue of Senior Debt or their representative or representatives during any period of 360 consecutive days unless all events of default which were the object of the immediately preceding Payment Blockage Notice, and any other event of default on the same issue of Senior Debt existing and known to the person giving such notice at the time of such notice, have been cured or waived.

          In the event that, notwithstanding the provisions of this Section 3.2, payments are made by or on behalf of the Company in contravention of the provisions of this Section 3.2, such payments shall be held by the Holders in trust for the benefit of, and shall be paid over to and delivered to, the holders of Senior Debt or their representative for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with the terms of such Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

          The Company shall give prompt written notice to the Holder of any event of default under any Senior Debt or under any agreement pursuant to which any Senior Debt may have been issued.

          So long as any Senior Debt remains unpaid, the Holders of these Subordinated Debentures will not accelerate, or cause to be accelerated, the Subordinated Debentures, or exercise any remedies with respect to any event of default occurring with respect to the Subordinated Debentures for a period of no less than 180 days after the holders have delivered to the holders of the Senior Debt notice of the occurrence of any event of default. If the event of default is cured or waived or shall have ceased to exist within such 180 day period (and payment of all amounts then due on the Subordinated Debentures without acceleration shall constitute a cure of any event of default resulting from the failure to make such payment when due), then the holders shall not be entitled to declare these Subordinated Debentures due prior to their stated maturity because of such event of default.

          3.3  Distribution on Acceleration of this Convertible Debenture;
               -----------------------------------------------------------
Dissolution and Reorganization; Subrogation of this Convertible Debenture.
-------------------------------------------------------------------------

               (a) Upon (i) any acceleration of the principal amount due on this Convertible Debenture because of an Event of Default or (ii) any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other dissolution, winding up, liquidation or reorganization of the Company):

               (1) the holders of the Senior Debt shall first be entitled to receive payment in full of the principal thereof, the interest thereon and any other amounts due thereon before the Holder is entitled to receive payment on account of the principal of or interest on or any other amounts due on the Convertible Debenture.

               (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section 3 with respect to this Convertible Debenture, to the payment in full without diminution or modification by such plan of all Senior
Debt), to which the Holder would be entitled except for the provisions of this
Section 3, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Debt (or their representative(s) or trustee(s) acting on their behalf), ratably according to the aggregate amounts remaining unpaid on account of the principal of or interest on and other amounts due on the Senior Debt held or represented by each, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

               (3) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities shall be received by the Holders before all Senior Debt is paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and be paid over to upon request by a holder of the Senior Debt, the holders of the Senior Debt remaining unpaid (or their representatives) or trustee(s) acting on their behalf, ratably as aforesaid, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

               Subject to the payment in full of all Senior Debt, the Holder shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the principal of and interest on this Convertible Debenture shall be paid in full and, for purposes of such subrogation, no such payments or distributions to the holders of Senior Debt of cash, property or securities which otherwise would have been payable or distributable to the Holder shall, as between the Company, its creditors other than the holders of Senior Debt, and the Holder, be deemed to be a payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Section 3 are and are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of Senior Debt, on the other hand.

               Nothing contained in this Section 3 or elsewhere in this Convertible Debenture is intended to or shall impair, as between the Company and its creditors other than the holders of Senior Debt, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal of and interest on this Convertible Debenture as and when the same shall become due and payable in accordance with the terms of this Convertible Debenture or is intended to or shall affect the relative rights of the Holder and creditors of the Company other than holders of Senior Debt, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Convertible Debenture, subject to the rights, if any, under this Section 3 of the holders of Senior Debt in respect of cash, property and securities of the Company received upon the exercise of any such remedy. Upon distribution of assets of the Company referred to in this
Section 3 the Holder shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Holder for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount hereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 3.

          3.4  Reliance by Senior Debt on Subordination Provisions.  The Holder
               ---------------------------------------------------
of this Convertible Debenture by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of this Convertible Debenture, to acquire and continue to hold, or to continue to hold, such Senior Debt, and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt. Notice of any default in the payment of any Senior Debt, except as expressly stated in this Section 3, and notice of acceptance of the provisions thereof are hereby expressly waived. Except as otherwise expressly provided herein, no waiver, forbearance or release by any holder of Senior Debt under such Senior Debt or under this Section 3 shall constitute a release of any of the obligations or liabilities of the Holders provided in this Section 3. Except as otherwise expressly provided herein, no right of any present or future holder of Senior Debt to enforce the subordination provisions hereof shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any such holder or by any noncompliance by the Company with the terms, provisions or covenants of this Convertible Debenture, regardless of any knowledge thereof which such holder may have otherwise been charged with.

          4.  No Impairment.  The Company will not, by amendment of its Articles
              -------------
of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Convertible Debenture, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment due to such event. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on conversion of this Convertible Debenture above the Conversion Price then in effect, (b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the conversion of this Convertible Debenture from time to time and (c) will not consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company, unless such other person (or, in the case of a merger or consolidation in which the Company is the surviving entity, the person issuing the securities involved in such merger or consolidation) shall, pursuant to Section 2.6 hereof, expressly assume in writing and will be bound by all the terms of this Convertible Debenture.

          5.  Chief Financial Officer's Certificate as Adjustments.  In each
              ----------------------------------------------------
case of any adjustment or readjustment in the shares of Common Stock issuable on the conversion of this Convertible Debenture, the Chief Financial Officer of the Company will promptly compute such adjustment or readjustment in accordance with the terms of this Convertible Debenture and prepare a certificate setting forth such adjustment or readjustment, the Purchase Price resulting therefrom and the increase or decrease, if any, of the number of shares purchasable at such price upon conversion of the Convertible Debenture, and showing in detail the facts and computation upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such certificate to each registered holder of this Convertible Debenture, and will, on the written request at any time of the holder of this Convertible Debenture, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

          6.  Notices of Record Date, etc.  In the event the Company (a) takes
              ---------------------------
by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or (b) consolidates or merges into, or transfers all or substanitally all of its assets to, another corporation, or (c) dissolves or liquidates (the events described in the foregoing clauses (b) and (c) being hereinafter referred to as a "Fundamental Change"), then and in each such event the Company will mail or cause to be mailed to the registered holder of this Convertible Debenture a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such Fundamental Change is to be effected, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable on any Fundamental Change and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or a favorable vote of stockholders, if either is required. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken or 20 days prior to the record date therefor, whichever is earlier.

          7.  Reservation of Conversion Shares.  The Company will at all times
              --------------------------------
reserve and keep available, solely for issuance and delivery on the conversion of this Convertible Debenture, all shares of Common Stock from time to time issuable upon such conversion.

          8.  Transfer.  Subject to applicable federal and state securities laws
              --------
the transfer of this Convertible Debenture and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company by the holder hereof in person or by his duly authorized attorney, upon surrender of this Convertible Debenture properly endorsed. Each taker and holder of this Convertible Debenture, by taking or holding the same, consents and agrees that this Convertible Debenture, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Convertible Debenture shall have been so endorsed, may be treated by the Company and all other persons dealing with this Convertible Debenture as the absolute owner and holder hereof for any purpose and as the person entitled to exercise the rights represented by this Convertible Debenture, or to the registration of transfer hereof on the books of the Company; and until due presentment for registration of transfer on such books the Company may treat the registered holder hereof as the owner and holder for all purposes, and the Company shall not be affected by notice to the contrary.

          9.  Register.  The Company shall maintain, at the principal office of
              --------
the Company (or such other office as it may designate by notice to the holder hereof), a register for the Convertible Debentures, in which the Company shall record the name and address of the person in whose name a Convertible Debenture has been issued, as well as the name and address of each transferee and each prior owner of such Convertible Debenture.

          10.  Replacement.  On receipt of evidence reasonably satisfactory to
               -----------
the Company of the loss, theft, destruction or mutilation of this Convertible Debenture and, in the case of any such loss, theft or destruction of this Convertible Debenture, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Convertible Debenture, the Company at its expense will execute and deliver, in lieu thereof, a new Convertible Debenture of like tenor; provided, however, if a Convertible
                                     --------  -------
Debenture held by Strategic Partners its nominee or any of its partners, principals, officers or directors is lost, stolen or destroyed, the affidavit of a general partner or any principal or corporate officer of Strategic Partners setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnity bond or other security shall be required as a condition to the execution and delivery by the company of a new Convertible Debenture in replacement of such lost, stolen or destroyed Convertible Debenture.

          11.  Remedies.  The Company stipulates that the remedies at law of the
               --------
holder of this Convertible Debenture in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Convertible Debenture are not and will not be adequate, and that such terms may be specifically enforced pursuant to a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          12.  No Rights or Liabilities as a Stockholder.  This Convertible
               -----------------------------------------
Debenture shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company; provided, however, that nothing herein shall be
                            --------  -------
construed to affect any rights a Holder may have under the Purchase Agreement. No provision of this Convertible Debenture, in the absence of affirmative action by the Holder to purchase Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Conversion Price or otherwise as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          13.  Notices.  All notices, demands, requests, or other communications
               -------
which may be or are required to be given, served, or sent pursuant to this Convertible Debenture shall be given, served and sent in accordance with the provisions of the Purchase Agreement.

          14.  Miscellaneous.  This Convertible Debenture and any term hereof
               -------------
may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Convertible Debenture shall be construed and enforced in accordance with and governed by the laws of the State of Delaware (excluding the choice of law rules thereof). The headings in this Convertible Debenture are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

          IN WITNESS WHEREOF, the undersigned has caused this Convertible Debenture to be duly executed on its behalf as of the date first hereinabove set forth.

                                       THE RIGHT START, INC.



                                       By: /s/ Jerry R. Welch
                                          --------------------------------------
                                           Jerry R. Welch
                                           President

                                 EXHIBIT 3.02

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of October 11, 1996 between The Right Start, Inc., a California corporation (the "Company"), and Strategic Associates, L.P., a limited partnership organized under the laws of the State of Delaware ("Purchaser").

          WHEREAS, the Company and Purchaser have entered into a Convertible Debenture Purchase Agreement dated as of October 11, 1996 (the "Purchase Agreement");

          WHEREAS, pursuant to the Purchase Agreement, the Company and Purchaser desire to enter into this Agreement to provide Purchaser with certain registration rights and to address related matters;

          NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties agree as follows:

          1.  Registration Rights
              -------------------

              1.1  Demand Registration Rights.
                   --------------------------

                   (a) Subject to the provisions of this Section 1.1, at any time after the date hereof, Purchaser may request registration for sale under the Act of all or part of the Common Stock, no par value, of the Company ("Common Stock") then held by Purchaser or issuable to Purchaser pursuant to conversion of the Convertible Debenture of even date herewith, issued by the Company to Purchaser pursuant to the Purchase Agreement (the "Debenture"). The Company shall thereafter, as expeditiously as practicable, use its best efforts
(i) to file with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act"), a registration statement on the appropriate form (using Form S-3 or other "short form," if available) covering all the shares of Common Stock specified in the demand request and (ii) to cause such registration statement to be declared effective. The Company shall use its best efforts to cause each offering pursuant to this Section 1.1 to be managed, on a firm commitment basis, by a recognized regional or national underwriter. The Company shall not be required to comply with more than two (2) requests by Purchaser for demand registration pursuant to this Section 1.1(a).

                   (b) The Company shall not be required to effect a demand registration under the Act pursuant to Section 1.1(a) above if (i) the Company receives such request for registration within 120 days preceding the anticipated effective date of a proposed underwritten public offering of securities of the Company approved by the Company's Board of Directors prior to the Company's receipt of such request; (ii) within 6 months prior to any such request for registration, a registration of securities of the Company has been effected in which Purchaser had the right to participate pursuant to Section 1.2 hereof; or (iii) the Board of Directors of the Company reasonably determines in good faith that effecting such a demand registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all) the assets of the Company, or a merger, reorganization, recapitalization, or similar transaction materially affecting the capital structure or equity ownership of the Company; provided, however, that the Company may only delay a demand registration pursuant to this Section 1.1(b)(iii) for a period not exceeding 3 months (or until such earlier time as such transaction is consummated or no longer proposed). The Company shall promptly notify Purchaser in writing of any decision not to effect any such request for registration pursuant to this
Section 1.1(b), which notice shall set forth in reasonable detail the reason for such decision and shall include an undertaking by the Company promptly to notify Purchaser as soon as a demand registration may be effected.

                   (c) Purchaser may withdraw a request for demand registration at any time before a registration statement is declared effective, in which event the Company shall withdraw such registration statement (and Purchaser shall not be deemed to have requested a demand registration for purposes of
Section 1.1(a) hereof). If the Company withdraws a registration statement under this Section 1.1(c) in respect of a registration for which the Company would otherwise be required to pay expenses under Section 1.4(b) hereof, Purchaser shall be liable to the Company for all expenses of such registration specified in Section 1.4(b) hereof in proportion to the number of shares Purchaser shall have requested to be registered, and Purchaser shall not be deemed to have requested a demand registration for purposes of Section 1.1(a) hereof.

              1.2  Piggyback Registration Rights.
                   -----------------------------

                   (a) If at any time or times after the date hereof, the Company proposes to make a registered public offering of any of its securities under the Act (whether to be sold by it or by one or more third parties), other than an offering pursuant to a demand registration under Section 1.1(a) hereof or an offering registered on Form S-8, Form S-4, or comparable forms, the Company shall, not less than 45 days prior to the proposed filing date of the registration form, give written notice of the proposed registration to Purchaser, and at the written request of Purchaser delivered to the Company within 20 days after the receipt of such notice, shall include in such registration and offering, and in any underwriting of such offering, all shares of Common Stock that may have been designated in Purchaser's request.

                   (b) If a registration in which Purchaser has the right to participate pursuant to this Section 1.2 is an underwritten offering for the account of the Company or for the account of a security holder (other than Purchaser) pursuant to the exercise of a demand registration right, and the managing underwriters advise the Company or such security holder, as the case may be, in writing that in their opinion the number of securities requested to be included in such registration, together with the securities being offered by the Company or such security holder, as the case may be, exceeds the number which can be effectively sold in such offering, the Company shall include in such registration (i) first, the securities of the Company or such security holder proposed to be sold, and (ii) second, to the extent possible, the Common Stock proposed to be sold by Purchaser and any other selling stockholders, in proportion to the number of shares of Common Stock with respect to which they have requested registration.

              1.3  Registration Procedures.  The Company shall have no
                   -----------------------
obligation to file a registration statement pursuant to Section 1.1 hereof, or to include shares of Common Stock owned by or issuable to Purchaser in a registration statement pursuant to Section 1.2 hereof, unless and until Purchaser shall have furnished the Company with all information and statements about or pertaining to Purchaser in such reasonable detail and on such timely basis as is reasonably required by the Company in connection with the preparation of the registration statement. Whenever Purchaser has requested that any shares of Common Stock be registered pursuant to Sections 1.1 or 1.2 hereof, the Company shall, as expeditiously as reasonably possible:

                   (a) prepare and file with the SEC a registration statement with respect to such shares and use its best efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish counsel for Purchaser with copies of all such documents proposed to be filed);

                   (b) prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months (or two years, if the provisions of Rule 415 under the Act are available with respect thereto) or until Purchaser has completed the distribution described in such registration statement, whichever occurs first;

                   (c) furnish to Purchaser such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as Purchaser may reasonably request;

                   (d) use its best efforts to register or qualify such shares under such other securities or blue sky laws of such jurisdictions as Purchaser requests (and to maintain such registrations and qualifications effective for a period of nine months or until Purchaser has completed the distribution of such shares, whichever occurs first), and to do any and all other acts and things which may be necessary or advisable to enable Purchaser to consummate the disposition in such jurisdictions of such shares (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this Section 1.3(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction);

                   (e) notify Purchaser, at any time during which a prospectus relating thereto is required to be delivered under the Act within the period that the Company is required to keep a registration statement effective, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                   (f) use its best efforts to cause all such shares to be listed on securities exchanges or interdealer quotation systems (including NASDAQ National or Small-Cap Market), if any, on which similar securities issued by the Company are then listed;

                   (g) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as Purchaser reasonably requests (and subject to Purchaser's reasonable approval) in order to expedite or facilitate the disposition of such shares; and

                   (h) make reasonably available for inspection by Purchaser, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by Purchaser or by any such underwriter, all relevant financial and other records, pertinent corporate documents, and properties (other than confidential intellectual property) of the Company; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by Purchaser or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

              1.4  Registration Expenses.
                   ---------------------

              The Company will pay all Registration Expenses of all registrations under this Agreement, provided, however, that if a registration
                                    --------  -------
under Section 1.1 is withdrawn at the request of Purchaser (other than as a result of information concerning the business or financial condition of the Company that is made known to the Purchaser after the date on which such registration was requested) and if the requesting Purchaser elects not to have such registration counted as a registration requested under Section 1.1, the Purchaser shall pay the Registration expenses of such registration. For purposes of this Section, the term "Registration Expenses" means all expenses incurred by the Company in complying with this Section, including, without limitation, all registration and filing fees (other than Natioanl Association of Securities Dealers, Inc. filing fees pursuant to an underwritten offering), exchange listing fees, printing expenses, fees, and expenses of counsel for the Company and the reasonable fees and expenses of one firm or counsel selected by the Purchaser to represent it, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions.

              1.5  Indemnity.
                   ---------

                   (a) In the event that any shares of Common Stock owned by Purchaser are sold by means of a registration statement pursuant to Section 1.1 or 1.2 hereof, the Company agrees to indemnify and hold harmless Purchaser, each of its partners and their officers and directors, and each person, if any, who controls Purchaser within the meaning of the Act (Purchaser, its partners and their officers and directors, and any such other persons being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon or incurred by such Indemnified Person, directly or indirectly (hereinafter referred to in this Section 1.5 in the singular as a "claim" and in the plural as "claims"), based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished to the Company in writing by Purchaser for use in connection with the registration statement.

                   (b) Purchaser agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of the Act (the Company, its officers and directors, and any such other persons also being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statement made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such claim is based upon, arises out of or results from information furnished to the Company in writing by Purchaser for use in connection with the registration statement.

                   (c) The indemnification set forth herein shall be in addition to any liability the Company or Purchaser may otherwise have to the Indemnified Persons. Promptly after actually receiving definitive notice of any claim in respect of which an Indemnified Person may seek indemnification under this
Section 1.5, such Indemnified Person shall submit written notice thereof to either the Company or Purchaser, as the case may be (sometimes being hereinafter referred to as an "Indemnifying Person"). The failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (a) such liability was caused or materially increased by such failure, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such failure. In addition, the failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder. The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the Indemnified Person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense and risk of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at such Indemnified Person's own expense, whom counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall elect not to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person may undertake the defense, compromise or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account and risk of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such Indemnifying Person (which consent shall not be unreasonably withheld).

                   (d) If for any reason the foregoing indemnity is unavailable to, or is insufficient to hold harmless, an Indemnified Person, then the Indemnifying Person shall contribute to the amount paid or payable by the Indemnified Person as a result of such claims, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person and the Indemnified Person as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              1.6  Subsequent Registration Statements.  The Company shall not
                   ----------------------------------
cause or permit any new registration statements (except registration statements on Forms S-8, S-4, or comparable forms) to become effective during the 90 days after the effective date of a registration statement covering shares of Common Stock owned by Purchaser.

          2.  Miscellaneous.
              -------------

              2.1  Additional Actions and Documents.  Each of the parties hereto
                   --------------------------------
hereby agrees to use its good faith best efforts to bring about the consummation of this Agreement, and to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

              2.2  Assignment.  Purchaser may assign its rights under this
                   ----------
Agreement to any assignee of the Convertible Debenture or the shares of Common Stock issuable thereunder.

              2.3  Entire Agreement; Amendment.  This Agreement, including the
                   ---------------------------
other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, or discharge is sought.

              2.4  Limitation on Benefits.  It is the explicit intention of the
                   ----------------------
parties hereto that no person or entity other than the parties hereto (and their respective successors and assigns) is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns.

              2.5  Binding Effect.  This Agreement shall be binding upon and
                   --------------
shall inure to the benefit of the parties hereto and their respective successors and assigns.

              2.6  Governing Law.  This Agreement, the rights and obligations of
                   -------------
the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof).

          2.7  Notices.  All notices, demands, requests, or other communications
               -------
which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery (including delivery by courier), telegram, telex, or facsimile transmission, addressed as follows:

               (a)  If to the Company:

                    The Right Start, Inc.
                    5334 Starling Center Drive
                    Westlake Village, California 91361
                    Attention:  President
                    Facsimile:

               with a copy (which shall not constitute notice) to:

                    Milbank, Tweed, Hadley & McCloy
                    601 S. Figueroa, 30th Floor
                    Los Angeles, CA 90017
                    Attention:  Kenneth J. Baronsky, Esq.
                    Facsimile:  (213) 629-5063

               (b)  If to Purchaser:

                    Strategic Associates, L.P.
                    10 North Calvert Street, Suite 735
                    Baltimore, Maryland  21202
                    Attention:  Mr. David L. Warnock
                    Facsimile:  410/347-2963

                    with a copy (which shall not constitute notice) to:

                    George P Stamas, Esq.
                    Wilmer, Cutler & Pickering
                    100 Light Street
                    Baltimore, Maryland 21202
                    Facsimile: 410/986-2828

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

          2.8  Headings.  Article and Section headings contained in this
               --------
Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

          2.9  Execution in Counterparts.  To facilitate execution, this
               -------------------------
Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of each party appear on each counterpart; but it shall be sufficient that the signature of each party appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of all of the parties hereto.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first above written.

                                       THE RIGHT START, INC.



                                       By: /s/ Jerry R. Welch
                                          --------------------------------------
                                          Jerry R. Welch
                                          President


                                       STRATEGIC ASSOCIATES, L.P.

                                       By:  Cahill, Warnock & Company, LLC
                                            its general partner


                                       By: /s/ David L. Warnock
                                          --------------------------------------
                                          David L. Warnock
                                          Managing Member